Debt	3 Months Ended
Mar. 31, 2016
Debt Disclosure [Abstract]
Debt
Debt
Debt obligations
Our total borrowings as of March 31, 2016, and December 31, 2015, were comprised of the following:

	As of
	March 31, 2016	December 31, 2015
	(In millions)
Senior notes:
CAD 500 million 3.95% Series A notes due 2017	$384.5	$361.3
CAD 400 million 2.25% notes due 2018	307.6	289.0
CAD 500 million 2.75% notes due 2020	384.5	361.3
$300 million 2.0% notes due 2017(1)	300.5	300.6
$500 million 3.5% notes due 2022(1)	517.1	517.8
$1.1 billion 5.0% notes due 2042	1,100.0	1,100.0
Less: unamortized debt discounts and debt issuance costs	(20.8)	(21.3)
Total long-term debt (including current portion)	2,973.4	2,908.7
Less: current portion of long-term debt	—	—
Total long-term debt	$2,973.4	$2,908.7

Short-term borrowings:
Cash pool overdrafts(2)	38.8	18.7
Short-term facilities(3)	10.7	7.5
Other short-term borrowings	14.0	2.5
Total short-term borrowings	$63.5	$28.7

(1)
During the fourth quarter of 2015, we settled our interest rate swaps that were in fair value hedge accounting relationships related to these notes at which time we ceased adjusting the carrying value of the related notes for the fair value movements of these swaps and began amortizing the cumulative adjustments to interest expense over the remaining term of the respective note. At the time of settlement, cumulative adjustments to the carrying value of the notes were $0.7 million and $18.1 million related to the $300 million and $500 million notes, respectively. See Note 12 of the Notes included in our Annual Report for additional detail.

(2)
As of March 31, 2016, we had $38.8 million in bank overdrafts and $48.4 million in bank cash related to our cross-border, cross-currency cash pool for a net positive position of $9.6 million. As of December 31, 2015, we had $18.7 million in bank overdrafts and $39.6 million in bank cash related to our cross-border, cross-currency cash pool for a net positive position of $20.9 million.

(3)
We had total outstanding borrowings of $10.7 million and $7.5 million under our two JPY overdraft facilities as of March 31, 2016, and December 31, 2015, respectively. In addition, we have GBP and CAD lines of credit under which we had no borrowings as of March 31, 2016, or December 31, 2015.

Debt Fair Value Measurements
We utilize market approaches to estimate the fair value of certain outstanding borrowings by discounting anticipated future cash flows derived from the contractual terms of the obligations and observable market interest and foreign exchange rates. As of March 31, 2016, and December 31, 2015, the fair value of our outstanding long-term debt (including current portion) was $3,079.3 million and $2,883.4 million, respectively. All senior notes are valued based on significant observable inputs and classified as Level 2 in the fair value hierarchy. The carrying values of all other outstanding long-term borrowings and our short-term borrowings approximate their fair values and are also classified as Level 2 in the fair value hierarchy.
Financing of Pending Acquisition
In connection with the pending Acquisition announced during the fourth quarter of 2015, we entered into a 364-day bridge loan agreement by and among the Company, the lenders party thereto, and Citibank, N.A., as Administrative Agent. The bridge loan agreement provides for a 364-day bridge loan facility of up to $9.3 billion which has been subsequently reduced to $6.8 billion by the net proceeds received from our equity offering in the first quarter of 2016. In connection with the bridge loan, during the first quarter of 2016 and fourth quarter of 2015, we paid commitment fees of $13.5 million and $49.2 million, respectively, which have been deferred within other current assets as of March 31, 2016, and December 31, 2015, and are being amortized to other income (expense) over the 364-day term. Additionally, on December 16, 2015, we also entered into a term loan agreement by and among the Company, the lenders party thereto, and Citibank, N.A., as Administrative Agent. The term loan agreement provides for total term loan commitments of $1.5 billion in a 3-year tranche and $1.5 billion in a 5-year tranche, for an aggregate principal amount of $3.0 billion. In connection with the term loan, during the year ended December 31, 2015, we paid issuance fees of $8.3 million, which have been deferred within other assets as of March 31, 2016, and December 31, 2015, and are being amortized to interest expense over the respective 3-year and 5-year term of each loan. Additionally, during the first quarter of 2016 we paid other costs associated with the bridge loan and term loan of $5.7 million. For the three months ended March 31, 2016, $1.8 million was recorded to interest expense related to amortization of issuance costs as well as other financing costs associated with the term loan. For the three months ended March 31, 2016, $18.4 million was recorded to other income (expense) related to amortization of commitment fees as well as other financing costs associated with the bridge loan. As of March 31, 2016, and December 31, 2015, there were no outstanding borrowings on the bridge loan or the term loan. The unamortized deferred balance will be reclassified as a direct deduction from the carrying amount of the debt once we have borrowed under the term loan. See Note 16, "Pending Acquisition" for further details regarding the pending Acquisition.
Other
As of March 31, 2016, and December 31, 2015, we had $750 million available to draw under our $750 million revolving multi-currency credit facility, as there were no outstanding borrowings on the revolving credit facility nor was there any outstanding commercial paper. As part of our anticipated financing for the pending Acquisition, we amended our $750 million revolving multi-currency credit facility during the fourth quarter of 2015 to increase the maximum leverage ratio to 5.75x debt to EBITDA effective following the completion of the pending Acquisition, with a decline to 3.75x debt to EBITDA in the fourth year following the closing of the pending Acquisition.
Under the terms of each of our debt facilities, we must comply with certain restrictions. These include restrictions on priority indebtedness (certain threshold percentages of secured consolidated net tangible assets), leverage thresholds, liens, and restrictions on certain types of sale lease-back transactions and transfers of assets. As of March 31, 2016, and December 31, 2015, we were in compliance with all of these restrictions and have met all debt payment obligations.